Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

We, Mark R. Keller and Michael J. Green, Chief Executive Officer and Chief Financial Officer, respectively, of Republic Property Trust (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Mark R. Keller
Name: Mark R. Keller

Title:	Chief Executive Officer (Principal
Executive Officer)

By:	/s/ Michael J. Green
Name: Michael J. Green

Title:	Chief Financial Officer (Principal
Financial Officer)

Date: March 14, 2007